UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2019, MSCI Inc. (“MSCI” or the “Company”) announced that, on April 26, 2019, the Board of Directors of the Company (the “Board”) appointed Linda S. Huber to serve as the Company’s Chief Financial Officer and Treasurer, effective as of May 6, 2019 (the “Appointment Date”). Ms. Huber will also become a member of the Company’s Executive Committee. Andrew C. Wiechmann, who has been serving as the Company’s Interim Chief Financial Officer and Treasurer, will assume the newly-created position of Chief Strategy Officer and will also continue to serve as a member of the Company’s Executive Committee.

Ms. Huber, age 60, previously served as the Executive Vice President and Chief Financial Officer of Moody’s Corporation from May 2005 to June 2018, where she had executive responsibility for the company’s global finance activities, information technology, communications and corporate services functions, as well as the Moody’s Foundation. Prior to joining Moody’s, she served in several increasingly senior roles in financial services, having served as Executive Vice President and Chief Financial Officer at U.S. Trust Company, a subsidiary of Charles Schwab & Company, Inc.; Managing Director at Freeman & Co.; Vice President of Corporate Strategy and Development and Assistant Treasurer at PepsiCo.; Vice President of the Energy Investment Banking Group at Bankers Trust Co.; and an Associate in the Natural Resources Group at The First Boston Corp. She also held the rank of Captain in the U.S. Army, where she served from 1980 to 1984. Ms. Huber holds an M.B.A. from the Stanford Graduate School of Business and a B.S. degree in business and economics from Lehigh University. Ms. Huber currently serves on the board of directors of the Bank of Montreal.

The selection of Ms. Huber to serve as the Company’s Chief Financial Officer and Treasurer was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Ms. Huber and any director or other executive officer of the Company and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K) involving Ms. Huber and the Company and/or its subsidiaries.

In connection with Ms. Huber’s appointment, the Compensation & Talent Management Committee of the Board (the “Compensation Committee”) approved an offer letter agreement with Ms. Huber (the “Offer Letter”), which provides for (i) an annual base salary of $650,000 (pro-rated for 2019 from the Appointment Date), (ii) an annual cash bonus award with a target opportunity for 2019 of $950,000 (with the actual 2019 annual cash bonus award pro-rated from the Appointment Date) and (iii) an annual long-term incentive award for 2019.

The actual 2019 annual cash bonus paid to Ms. Huber will be governed by the terms of the Company’s Annual Incentive Plan and will pay out between 0% and 150% of her target annual cash bonus opportunity based on the level of attainment of specified financial performance metrics (weighted at 70%) and individual leadership and functional performance metrics (weighted at 30%), as determined by the Compensation Committee. In order to receive her annual cash bonus, Ms. Huber must be actively employed by the Company and in good standing on the date the cash bonuses are paid. Ms. Huber’s actual cash bonus for 2019 is expected to be paid in February 2020.

Ms. Huber’s annual long-term incentive award for 2019 will be granted pursuant to the MSCI Inc. 2016 Omnibus Incentive Plan (the “Omnibus Plan”) and will have an aggregate grant date target value of $1,800,000, of which (i) $360,000 will be granted in the form of restricted stock units (“RSUs”) that will vest in three equal installments subject to Ms. Huber’s continued employment through each of the first, second and third anniversaries of the Appointment Date (the “2019 RSU Award”), (ii) $900,000 will be granted in the form of performance stock units (“PSUs”) that will vest between 0% and 300% of the target number of PSUs based on the achievement of an absolute total shareholder return compound annual growth rate (“TSR CAGR”) performance metric over a three-year performance period beginning on the day before the Appointment Date (the “2019 3-Year PSU Award”) and (iii) $540,000 will be granted in the form of PSUs that will vest between 0% and 200% of the target number of PSUs based on the achievement of an absolute TSR CAGR performance metric over a five-year performance period beginning on the day before the Appointment Date (the “2019 5-Year PSU Award”). The terms and conditions of each of the 2019 RSU Award, the 2019 3-Year PSU Award and the 2019 5-Year PSU Award are substantially similar to the terms and conditions applicable to the long-term incentive awards granted to other members of the Company’s Executive Committee in 2019, forms of which were filed with the Securities and Exchange Commission on February 22, 2019 as Exhibits 10.185, 10.186 and 10.187, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”). The foregoing description of Ms. Huber’s 2019 long-term incentive awards is qualified in its entirety by reference to the full text of such Exhibits, which are incorporated herein by reference.

In addition, pursuant to the Offer Letter, Ms. Huber will receive the following special one-time equity awards which will be granted pursuant to the Omnibus Plan: (i) a special one-time RSU award with a grant date value of $500,000 that will cliff-vest subject to Ms. Huber’s continued employment through the third anniversary of the Appointment Date (the “Special RSU Award”) and (ii) a special one-time PSU award with a grant date target value of $500,000 that will vest between 0% and 300% of the target number of PSUs based on the achievement of an absolute TSR CAGR performance metric over a three-year performance period beginning on the day before the Appointment Date (the “Special PSU Award”). The foregoing descriptions of the Special RSU Award and Special PSU Award are qualified in their entirety by reference to the full text of the Special RSU Award agreement and Special PSU Award agreement, copies of which are filed herewith as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

The number of RSUs and target number of PSUs to be granted to Ms. Huber pursuant to the Offer Letter will be determined based on the fair value of the units after the close of business on the day prior to the Appointment Date. For information on how the fair value of the units is determined, please see Note 1, “Introduction and Basis of Presentation,” to the Consolidated Financial Statements included in our 2018 Annual Report.

Ms. Huber will be eligible to participate in the MSCI Inc. Change in Control Severance Plan, the MSCI Inc. 401(k) Retirement Savings Plan and other compensation plans or arrangements available to MSCI’s U.S.-based employees. Ms. Huber will be subject to the Company’s Compensation Clawback Policy and stock ownership guidelines that may be in effect from time to time.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The press release announcing the matters described in Item 5.02 above is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01 of this Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Form of 2019 Special Award Agreement for Restricted Stock Units Under the MSCI Inc. 2016 Omnibus Incentive Plan
Exhibit 10.2	Form of 2019 Special Award Agreement for Performance Stock Units Under the MSCI Inc. 2016 Omnibus Incentive Plan
Exhibit 10.3	Offer Letter, executed April 17, 2019, between MSCI Inc. and Linda S. Huber
Exhibit 99.1	Press Release of the Registrant, dated April 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: April 29, 2019	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer